                                                                   Exhibit 10.16

                                                               EXECUTION VERSION

THE REGISTRANT HAS OMITTED FROM THIS EXHIBIT 10.16 PORTIONS OF THE AGREEMENT FOR WHICH THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FROM THE SECURITIES AND EXCHANGE COMMISSION. THE PORTIONS OF THE AGREEMENT FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH OMITTED PORTIONS HAVE BEEN MARKED WITH THREE PLUS SIGNS ("+++").

AOL ADVERTISING INSERTION ORDER

CONTRACT #:
AOL SALESPERSON:___________ Credit approval received ____ SALES COORDINATOR:
DATE: 05/4/99

=================================================================================================================================
                                                            ADVERTISER                              ADVERTISING AGENCY
---------------------------------------------------------------------------------------------------------------------------------
            Contact Person                                PAUL MLADINEO
---------------------------------------------------------------------------------------------------------------------------------
             Company Name                                   iTurf Inc.
---------------------------------------------------------------------------------------------------------------------------------
           Address - Line 1                        435 Hudson Street, 3rd Floor
---------------------------------------------------------------------------------------------------------------------------------
           Address - Line 2                          New York, NY 10014-3941
---------------------------------------------------------------------------------------------------------------------------------
                Phone #                                    212-547-7977
---------------------------------------------------------------------------------------------------------------------------------
                 Fax #                                     212-807-9069
---------------------------------------------------------------------------------------------------------------------------------
                 Email                                    MLAD@ITURF.COM
---------------------------------------------------------------------------------------------------------------------------------
               SIC Code                                        5961
---------------------------------------------------------------------------------------------------------------------------------
        Advertiser IAB Category
-----------------------------------------------------------------------------------------
      Description of Advertiser's                      Teen Interests Site
            Product/Service
=================================================================================================================================

=================================================================================================================================
                                                        BILLING INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
    Send Invoices to (choose one):                           ADVERTISER                                  AGENCY
---------------------------------------------------------------------------------------------------------------------------------
 Advertiser or Agency Billing Contact                   ALL SAME AS ABOVE
                Person
---------------------------------------------------------------------------------------------------------------------------------
             Company Name
---------------------------------------------------------------------------------------------------------------------------------
       Billing Address - Line 1
---------------------------------------------------------------------------------------------------------------------------------
       Billing Address - Line 2
---------------------------------------------------------------------------------------------------------------------------------
            Billing Phone #
---------------------------------------------------------------------------------------------------------------------------------
             Billing Fax #
---------------------------------------------------------------------------------------------------------------------------------
         Billing Email Address
---------------------------------------------------------------------------------------------------------------------------------
         P.O. #, if applicable

                                                               EXECUTION VERSION

This Agreement, dated as of May 4, 1999 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166 and iTurf Inc. ("Advertiser"), a Delaware corporation with its principal offices at 435 Hudson Street, 3rd Floor, New York, NY 10014-3941 (each a "Party" and collectively the "Parties").

BILLING SCHEDULE/GUARANTEED PAYMENT. Advertiser will pay AOL a non-refundable guaranteed payment of eight million eighty-six thousand seven hundred and ninety six dollars (US $8,086,796) as follows:

      A. Upon execution of this Agreement, Advertiser shall pay AOL two million dollars (US $2,000,000);
      B. On August 3, 1999, Advertiser shall pay AOL one million dollars (US $1,000,000);
      C. On November 3, 1999, Advertiser shall pay AOL one million dollars (US $1,000,000);
      D. On February 3, 2000 Advertiser shall pay AOL one million dollars (US $1,000,000);
      E. On May 3, 2000, Advertiser shall pay AOL one million dollars (US $1,000,000);
      F. On August 3, 2000, Advertiser shall pay AOL one million dollars (US $1,000,000);
      G. On November 3, 2000, Advertiser shall pay AOL one million eighty six thousand seven hundred ninety six dollars (US $1,086,796).

LATE PAYMENTS; WIRED PAYMENTS. All amounts owed hereunder not paid when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required hereunder will be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number 323070752 at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA: 021000021). In the event of nonpayment, AOL reserves the right to terminate this Insertion Order Agreement with written notice to Advertiser if nonpayment is not cured after five (5) business days.

================================================================================

=================================================================================================================================
                                                            AOL NETWORK
---------------------------------------------------------------------------------------------------------------------------------
                                                             INVENTORY
---------------------------------------------------------------------------------------------------------------------------------
                                             DISPLAY    DISPLAY                         # OF AD
   AOL INVENTORY/DEMOGRAPHIC* PURCHASED        START       STOP          AD TYPE        SLOTS       TOTAL GROSS PRICE    TOTAL
                                               DATE        DATE                         PURCHASED                     IMPRESSIONS
---------------------------------------------------------------------------------------------------------------------------------
SEE EXHIBIT A ATTACHED
---------------------------------------------------------------------------------------------------------------------------------
    * Attach completed AOL Demographic                                                   TOTALS:
             Profile Worksheet
---------------------------------------------------------------------------------------------------------------------------------
                                                                ART
---------------------------------------------------------------------------------------------------------------------------------

           All necessary artwork and active URL's must be provided by advertiser
3 business days prior to start date.

                                             ARTWORK REQUIRED FROM ADVERTISER/AGENCY:

                                                               EXECUTION VERSION

 234x60 IAB Standard /10k Max      145x30 Old Standard /10k Max      120x60 Shopping/10k Max
175x45 Chat/Mail in-box/10k Max       197x40 PF Area/10k Max       468x60 IAB Standard/10k Max

                                               * STATIC BANNERS ONLY, NO ANIMATION *

              Linking URL: The HTTP/URL address to be connected to the Advertisement shall be: http://www.iTurf.com,
                www.delias.com www. Droog.com, www.dotdotdash.com, www.storybookheirlooms.com, www.tsisoccer.com,
     www.contentsonline.com, www.gurl.com (each, an "Affiliated Advertiser Site" and collectively, together with the Licensed
                     Content (as defined in Section 12 of Exhibit C hereto, the "Affiliated Advertiser Sites")
                                                  PLEASE SEND ARTWORK AND URL TO:

                                                        CENTRALAds@aol.com

                                             PLEASE COPY ALL ARTWORK TO: AmiVE@aol.com

 AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.
=================================================================================================================================

=================================================================================================================================
                                                   ADVERTISING PURCHASE SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PRICE                          TOTAL IMPRESSIONS                  CPM
---------------------------------------------------------------------------------------------------------------------------------
           AOL Networks                         $8,086,796.00                                +++
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       Total Purchase Price                     $8,086,796.00                                +++
---------------------------------------------------------------------------------------------------------------------------------
     < Less Agency Discount >
=================================================================================================================================

                                     ============================================================================================
                                                $8,086,796.00                                +++
                                     --------------------------------------------------------------------------------------------
                                              NET PURCHASE PRICE                 TOTAL GUARANTEED IMPRESSIONS
                                     ============================================================================================

ADVERTISER PRODUCTS. The categories of Products to be offered or promoted by Advertiser in the Advertisements are solely as follows: apparel (e.g., shoes, shirts, shorts, etc.), accessories (e.g., bracelets, bags, belts, etc.), home furnishings (e.g., bedsets, shelves, etc.), soccer-related sporting goods (e.g., cleats, training shoes, shinguards, shorts, etc.), and interactive content for teen girls (e.g., "shoutout" boards, editorials, polls, news, etc.) (collectively, the "Advertiser Products"); PROVIDED, HOWEVER in no event will Advertiser promote, or be entitled to promote, any fragrance, cosmetic or school uniform item through any AOL-controlled screens. Notwithstanding anything to the contrary contained herein, Advertiser may offer cosmetics products on the Affiliated Advertiser Sites, PROVIDED that (i) such products are not promoted in the content of any advertisement or promotion situated on the AOL Network which links to the Advertiser Affiliated Sites, and (ii) the promotions or advertisements for, or offers of, such cosmetics products on any Affiliated Advertiser Site (other than in any "pull down" menus contained thereon) shall be at least two (2) clicks away from the main screen of any such Affiliated Advertiser Site.

IMPRESSIONS COMMITMENT. In the event AOL delivers the impression commitment provided for hereunder prior to the Display Stop Date, AOL may, at its option, discontinue display of Non-Permanent Advertisements at such earlier time; PROVIDED, HOWEVER, that AOL shall not discontinue any Permanent Advertisements prior to the Display Stop Date set forth herein for such Permanent Advertisements. Any guarantees are to impressions (as measured by AOL in accordance with its standard methodologies and protocols), not "click-throughs." In the event there is (or will be in AOL's reasonable judgment) a shortfall in impressions as of the end of a display period (a "Shortfall"), such Shortfall shall not be considered a breach of the Agreement by AOL: instead, AOL will, as Advertiser's sole remedy, either (i) provide Advertiser with "makegood" impressions through comparable advertisement placements which have a total value, based on AOL's then-current advertising rate card, equal to the value of such Shortfall or (ii) extend the Advertiser's promotion in integrated areas until such time as the impressions Shortfall has been delivered; PROVIDED, HOWEVER, that in the event that AOL fails to deliver the entire Impressions Shortfall to Advertiser within six (6) months following the expiration of the NPA Initial Term or the PA Initial Term (as the case may be, and each as defined below), Advertiser shall have the right to receive a refund equal to the portion of the Shortfall undelivered as of such date. To the extent impressions commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL and Advertiser during the course of the display period. AOL reserves the right, upon consultation with Advertiser, to alter Advertiser flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser reasonably equivalent flights. For the avoidance of doubt, any contextual or editorial link to the Licensed Content (as defined below) that is not Advertiser branded (i.e., that do not contain an Advertiser Mark (as defined in Section 12 of Exhibit C)) shall not constitute an impression for purposes of this Agreement; PROVIDED, HOWEVER, that on any page

                                                               EXECUTION VERSION

containing (i) a Permanent Advertisement or Non-Permanent Advertisement and (ii) an Advertiser-branded contextual or editorial link, AOL shall be credited with no more than one (1) impression per user exposure to any such page.

TERM. Unless earlier terminated as set forth herein, the initial term of this Agreement with respect to Non-Permanent Advertisements (the "NPA Initial Term") shall begin on the earlier of (i) the first Display Date or (ii) July 1, 1999, and shall end on the earlier of (x) the date on which AOL has completely satisfied its Impressions commitment with respect to such Non-Permanent Advertisements (as set forth on Exhibit A hereto) or (y) the twenty-four (24) month anniversary of the first Display Date. The initial term of this Agreement with respect to the Permanent Advertisements except for Home Furnishings (the "PA1 Initial Term") shall begin July 1, 1999 (or the date of the "launch" of the AOL Shopping Apparel Kids, Teens, and Athletics channels) and shall end on March 31, 2001. The initial term of this Agreement with respect to the Permanent Advertisements for Home Furnishings (the "PA2 Initial Term") shall begin September 1, 1999 (or the date of the "launch" of the AOL Shopping Home Furnishings Channel) and shall end on May 31, 2001. Notwithstanding the foregoing, in the event that due to a technical problem of AOL, AOL is unable to launch any of the Permanent Advertisements (an "AOL Launch Technical Problem") as of the relevant date established therefor in this Section, the PA1 Initial Term or the PA2 Initial Term (as the case may be) shall be extended by one day for each day of delay in launch (beyond any such target date(s)) due to an AOL Launch Technical Problem.

REVENUE SHARING ARRANGEMENT. Advertiser shall pay AOL +++ percent (+++%) of all Transaction Revenues generated during the Term after Advertiser has earned +++ Dollars (US$+++) in Transaction Revenues during the Term (including, without limitation, during any Renewal Term).

RENEWAL TERM. Upon conclusion of the Initial Term, AOL will have the right to renew the Agreement for successive one year renewal terms (each a "Renewal Term" and together with the Initial Term, the "Term"). During any such Renewal Term:
(i) Advertiser will not be required to pay any guaranteed, fixed payment or perform the cross-promotional obligations specified in this Agreement; (ii) Advertiser will pay to AOL fifteen percent (15%) of Transaction Revenues generated during the Renewal Term; and (iii) AOL will not be required to undertake any specific fixed promotional/placement obligations or Impressions commitments, PROVIDED that AOL will maintain at least one link to the Affiliated Advertiser Sites at all times during the Renewal Term. A Renewal Term shall automatically commence following the expiration of the Initial Term (or prior Renewal Term, as the case may be), provided that AOL shall be entitled to terminate any such Renewal Term with thirty (30) days prior written notice to Advertiser.

STANDARD TERMS AND CONDITIONS. This Insertion Order incorporates by reference AOL's standard advertising terms and conditions as they exist on the Effective Date (the "Standard Terms"), including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnification, use of AOL member information and miscellaneous legal terms. Among other things, the Standard Terms provide AOL the right to cancel this Insertion Order Agreement on thirty days notice to Advertiser (or upon such shorter notice as may be designated by AOL in the event that AOL believes that further display of the Advertisement will expose AOL to liability or other adverse consequences), in which case Advertiser shall only be responsible for the pro-rata portion of payments attributable to the period preceding such termination. The Standard Ad Terms appear at keyword "Standard Ad Terms3" on the U.S.-based America Online brand service and at "HTTP://MEDIASPACE.AOL.COM/ADTERMS3.HTML." A hard copy of the Standard Ad Terms will be provided to advertiser upon request. ADVERTISER ACKNOWLEDGES THAT IT HAS BEEN PROVIDED AN OPPORTUNITY TO REVIEW THE STANDARD TERMS AND AGREES TO BE BOUND BY THEM.

ADDITIONAL PROVISIONS. This Insertion Order Agreement incorporates by reference the provisions of Exhibits A, B, C and D attached hereto, which contains additional terms and conditions related to the display of the Advertisements. Terms not defined herein are defined on Exhibit B attached hereto.

AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf or each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

AMERICA ONLINE, INC.                            ITURF INC.


By:  /s/ David Colburn                          By: /s/ Dennis Goldstein
(signature)                                     (signature)

David Colburn                                   Print Name: Dennis Goldstein

                                                               EXECUTION VERSION

Senior Vice President, Business Affairs         Title:  Chief Financial Officer
                                                (Print or Type)

Date:                                           Date:

                                                               EXECUTION VERSION

                                    EXHIBIT A

               ITURF
                                    -----------------------------------                            ------------------------------
                                                                        FIRST YEAR    SECOND YEAR

                ECOMMERCE: SHOPPING
                                    ---------------------------------------------------------------------------------------------
           AOL, AOL.COM, CompuServe
                                                                           (7/1/99 -     (4/1/00 -
                                                                           3/31/00)*     3/31/01)*
                                                      ---------------------------------------------------------------------------
                 BOYS TEENS APPAREL             DROOG             Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                             ANCHOR                        Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------
                GIRLS TEENS APPAREL           DELIA*S             Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                             ANCHOR                        Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------
              KIDS/ INFANTS APPAREL        DOTDOTDASH             Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                        GOLD TENANT                        Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------
              KIDS/ INFANTS APPAREL         STORYBOOK             Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                        GOLD TENANT                        Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------
         ATHLETIC SHOES AND APPAREL        TSI SOCCER             Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                             ANCHOR                        Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------
                                                                           (9/1/99 -     (6/1/00 -
                                                                           5/31/00)*     5/31/01)*
                                                      ---------------------------------------------
                   HOME FURNISHINGS      CONTENTS.COM             Cost           +++           +++                           +++
                                                      ---------------------------------------------
                     GOLD TENANT***                        Impressions           +++           +++             +++
                                                      ---------------------------------------------

                                    ------------------
                                                                           (7/1/99 -     (7/1/00 -
                                                                           6/30/00)*     6/30/01)*
---------------------------------------------------------------------------------------------------------------------------------
               ANCHOR TENANT AOGIRL                               Cost           +++           +++                           +++
                                    GURL
---------------------------------------------------------------------------------------------------------------------------------
                                                           Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------                  ---------------------------------------------------------------------------
                              ICQ**                               Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                                                           Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------


                   TIER 1 INVENTORY
                                                      ---------------------------------------------------------------------------
             AOL KID'S ONLY CHANNEL
                                                                                     --------------
        Celebrity Birthday Specials                               Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                                                           Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------------------------------------
         Other Non-Kids Only Tier 1                               Cost           +++           +++                           +++
                          Inventory
---------------------------------------------------------------------------------------------------------------------------------
                                                           Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------


                   TIER 2 INVENTORY
                                                      ---------------------------------------------------------------------------
             AOL.COM BACK TO SCHOOL                               Cost           +++           +++                           +++

                                                               EXECUTION VERSION

------------------------------------                  ---------------------------------------------------------------------------
                      3 months 1999                        Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------
                        6 months 00
---------------------------------------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------------------------------------
               AOL NETWORK CHANNELS                               Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
   lifestyles, entertainment, kids,                        Impressions           +++           +++             +++
                   sports, families
---------------------------------------------------------------------------------------------------------------------------------


                   TIER 3 INVENTORY
                                                      ---------------------------------------------------------------------------
                    AOL NETWORK ROS                               Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                                                           Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------------------------------------
              BROAD REACH INVENTORY                               Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
      Teen Chat, Email, AOL NetFind                        Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------

                                                      ---------------------------------------------------------------------------
                     RUN OF AOL.COM                               Cost           +++           +++                           +++
---------------------------------------------------------------------------------------------------------------------------------
                                                           Impressions           +++           +++             +++
---------------------------------------------------------------------------------------------------------------------------------


                                                                             Totals:                           +++    $8,086,796

                                                               EXECUTION VERSION

NOTES:

*Starting and ending dates subject to change, as set forth in the Section entitled "Term" above.

**In the event that AOL is unable to deliver such Impressions, AOL shall have the right to deliver comparable Impressions in other areas of the AOL Service, AOL.com or CompuServe, which such Impressions shall count towards satisfaction of the Impressions commitment hereunder.

***Home Furnishings Gold Tenant to begin September 1, 1999.

"AOL Shopping Anchor Tenant" shall include a permanent button and other promotional opportunities which are substantially the same as other anchor tenancies granted within the Apparel department of AOL Shopping during the Initial Term.

"Run of Service Inventory" is a collection of inventory made up of all areas of the AOL Service or other specified AOL property. If Advertiser has purchased Run of Service Inventory, AOL will place Advertiser's creative in different locations throughout the appropriate AOL property in accordance with AOL internal policies. Run of Service Impressions will be delivered reasonably evenly over the time period set forth in this Insertion Order. Advertiser may not control placement within a Run of Service Inventory purchase and AOL does not guarantee placement on any particular screen or group of screens.

                                                               EXECUTION VERSION

                                    EXHIBIT B

                                   DEFINITIONS

ADVERTISER INTERACTIVE SITE. Any Interactive Site (other than the Affiliated Advertiser Sites) which is managed, maintained, owned or controlled by Advertiser or its agents.

ANCHOR TENANCIES. The Droog, Delia's, TSI Soccer and gURL Anchor Tenancies referenced in Exhibit A hereto.

AOL.COM. AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) any international versions of such site, (c) "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) Netscape Netcenter(TM), and any additional Netcenter products and services, (f) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL MEMBER. Any authorized user of the AOL Service, including any sub-accounts using the AOL Service under an authorized master account.

AOL NETWORK. (i) The AOL Service, (ii) AOL.com and (iii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). It is understood and agreed that the rights of Advertiser relate only to the AOL Service and AOL.com and not generally to the AOL Network.

AOL PURCHASER. (i) any person or entity who enters any Affiliated Advertiser Site from the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both parties' commercially reasonable efforts), and generates Transaction Revenues (regardless of whether such person or entity provides an e-mail address during registration or entrance to any such Affiliated Advertiser Site which includes a domain other than an "AOL.com" domain); and (ii) any other person or entity who, when purchasing a product, good or service through an Advertiser Interactive Site, provides an AOL.com domain name or a CompuServe.com domain name as part of such person or entity's e-mail address and provided that any person or entity who has previously satisfied the definition of AOL Purchaser will remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) will also give rise to Transaction Revenues hereunder (and will not be conditioned on the person or entity's satisfaction of clauses (i) or (ii) above).

AOL SERVICE. The standard narrow-band U.S. version of the America Online(R) brand service, specifically excluding (a) AOL.com or any other AOL Interactive Site, (b) the international versions of an America Online service (E.G., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "Hometown AOL" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (e) Netscape Netcenter(TM) and any additional Netscape products or services, (f) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America

                                                               EXECUTION VERSION

Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL USER. Any user of the AOL Service, AOL.com or the AOL Network.

COMPUSERVE SERVICE. The standard, narrow-band U.S. version of the CompuServe(R) brand service, specifically excluding (a) any international versions of such service, (b) any web-based service including "compuserve.com" or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) Netscape Netcenter(TM) and any additional Netscape products or services, (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content, (g) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (h) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (i) any property, feature, product or service which CompuServe or its affiliates may acquire, develop or launch subsequent to the Effective Date.

GOLD TENANCIES. The Dotdotdash, Storybook Heirlooms and Content.com Gold Tenancies referenced in Exhibit A hereto.

ICQ SERVICE. The standard narrow-band English language version of the ICQ brand communications and messaging service available in the U.S. (e.g., to U.S. based ICQ Members), specifically excluding (a) ICQ.com or any other ICQ Interactive Site, (b) the international / non-English language versions of an ICQ service,
(c) "ICQ It!" or any other independent product, service or property which may be offered by, through or with the English language version of the ICQ brand service, (d) any programming or Content area offered by or through the English language version of the ICQ brand service over which ICQ does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) Netscape Netcenter(TM) and any additional Netscape products or services, (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the English language version of the ICQ brand service, (g) any property, feature, product or service which ICQ or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an ICQ service which is materially different from the standard narrow-band English language version of the ICQ brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

NETSCAPE NETCENTER. The standard narrow-band U.S. version of the Netscape Communications Corporation's Netcenter(TM) brand service, specifically excluding
(a) the AOL Service (b) AOL.com or any other AOL Interactive Site, (c) the international versions of an America Online service (E.G., AOL Japan), (d) the CompuServe(R) brand service and any other CompuServe products or services (e) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "Hometown AOL" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (f) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

NON-PERMANENT ADVERTISEMENTS. The Tier 1 Inventory (including the ICQ inventory but excluding both the Anchor Tenancies and Gold Tenancies), Tier 2 Inventory, and Tier 3 Inventory set forth on

                                                               EXECUTION VERSION

Exhibit A hereto.

PERMANENT TENANCIES. The Anchor Tenancies and Gold Tenancies.

PRODUCT. Any product, good or service which Advertiser (or others acting on its behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) any Affiliated Advertiser Site (including through any Interactive Site linked thereto), (ii) any Advertiser Interactive Site (including through any Interactive Site linked thereto, (iii) any other electronic means directed at AOL Users (e.g., e-mail offers), or (iv) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within any Affiliated Advertiser Site or any Advertiser Interactive Site requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

TRANSACTION REVENUES. The aggregate amounts paid by AOL Purchasers in connection with the sale, licensing, distribution or provision of any Products, including, in each case, handling, shipping, service charges, and excluding, in each case,
(i) amounts collected for sales or use taxes or duties and (ii) credits and chargebacks for returned or canceled goods or services, less cost of goods sold or any similar cost.

                                                               EXECUTION VERSION

                                    EXHIBIT C
                                ADDITIONAL TERMS

1. CONTENT OF AFFILIATED ADVERTISER SITES. The parties hereby expressly acknowledge and agree that (i) Advertiser has purchased the Advertisement for the express purpose of promoting the Advertiser Products and (ii) the Advertisements will only promote the Advertiser Products. Additionally, the Affiliated Advertiser Sites will only offer the categories of Products (as described above) and content related thereto (except to the extent otherwise mutually agreed upon by the Parties including as contemplated by the "Advertiser Products" paragraph in the attached AOL Advertising Insertion Order). Advertiser will ensure that the prices, terms and conditions for the Products in the Affiliated Advertiser Sites are no less favorable than the prices, terms and conditions on which the Advertiser Products or substantially similar products are offered by or on behalf of Advertiser through any other distribution channels.

2. CUSTOMIZED AFFILIATED ADVERTISER SITES. Advertiser shall customize the Affiliated Advertiser Sites for AOL Users as follows:

      (a) ensure that AOL Users linking to any Affiliated Advertiser Site do not receive advertisements, promotions or links for any entity reasonably construed to be in competition with AOL or otherwise in violation of AOL's then-standard advertising policies or exclusivity or premier commitments to third parties; and

      (b) provide continuous navigational ability for AOL Members and Users to return to an agreed-upon point on the AOL service or AOL.com (for which AOL shall supply the proper address) from Affiliated any Advertiser Site (e.g., the point on the AOL service or AOL.com from which any such Affiliated Advertiser Site is linked), which, at AOL's option, may be satisfied through the use of a hybrid browser format (e.g., through a "back" icon or similar function that will take such AOL Member back to the area of the AOL Network from which such AOL Member has come to any such Affiliated Advertiser Site).

      Advertiser shall allow appropriate AOL personnel to have access to the Affiliated Advertiser Sites for the purpose of reviewing such site to determine compliance with the provisions of this Section 2.

3. MANAGEMENT. Advertiser shall design, create, edit, manage, update, and maintain the Affiliated Advertiser Sites. Except as specifically provided for herein, AOL shall have no obligations of any kind with respect to the Affiliated Advertiser Sites. Advertiser shall be responsible for any hosting or communication costs associated with the Affiliated Advertiser Sites (including, without limitation, the costs associated with (i) any agreed-upon direct high-speed connections between the AOL Network and the Affiliated Advertiser Sites that AOL deems necessary or (ii) a mirrored version of any Affiliated Advertiser Site).

4. TAXES. Advertiser will collect and pay and indemnify and hold AOL harmless from, any sales, use, excise, import or export value added or similar tax or duty not based on AOL's income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including reasonable attorneys' fees.

5. OPERATING STANDARDS. Advertiser will ensure that each of the Affiliated Advertiser Sites complies at all times with the operating standards attached hereto as Exhibit D. In the event Advertiser fails to comply with AOL's operating standards, AOL will have the right (in addition to any other remedies available to AOL hereunder) to decrease the placement of the Advertisements it provides to Advertiser hereunder (and to decrease or cease any other contractual obligation hereunder) until such time as Advertiser corrects its non-compliance (and in such event, AOL will be relieved of the proportionate amount of any Advertisement placement commitment made to Advertiser by AOL hereunder corresponding to such decrease in placements).

6.    SHOPPING CHANNEL PROMOTIONS.

      6.1 SALES AND IMPRESSION/CLICK THROUGH REPORTS. Advertiser will provide AOL in an automated manner with a monthly report in an AOL-designated format, detailing the following activity in such period on each Advertiser Affiliated Site (and any other information mutually agreed upon by the parties or reasonably required for measuring revenue activity by Advertiser through the Affiliated Advertiser Sites): summary sales information by day (date, number of products sold in the aggregate and by category,

                                                               EXECUTION VERSION

      number of orders, total Transaction Revenues). More generally, each payment to be made by Advertiser pursuant to the revenue sharing provisions hereof, will be accompanied by a report containing information which supports the payment. In addition, AOL will provide Advertiser in an automated manner with a monthly report in an AOL-designated format, detailing the following activity in such period (and any other information mutually agreed upon by the parties or reasonably required for measuring impression and click through activity by AOL): summary impression and other information provided to other AOL partners pursuant to advertising insertion orders similar to this Agreement.

      6.2 SPECIAL OFFERS/MEMBER BENEFITS. Advertiser will generally promote through the Affiliated Advertiser Sites any special or promotional offers made available by or on behalf of Advertiser through any other distribution channels. In addition, Advertiser shall promote through the Affiliated Advertiser Sites on a regular and consistent basis, special offers exclusively available to AOL users (the "AOL Special Offers"). AOL Special Offers made available by Advertiser shall provide a substantial benefit to AOL users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. Advertiser will provide AOL with reasonable prior notice of AOL Special Offers so that AOL can market the availability of such AOL Special Offers in the manner AOL deems appropriate in its editorial discretion.

      6.3 AOL QUICK CHECKOUT. Advertiser will take all reasonable steps necessary to conform its promotion and sale of Products through the Affiliated Advertiser Sites to the then-existing commerce technologies made available to Advertiser by AOL, including without limitation AOL's "quick checkout" tool which allows AOL Users to enter payment and shipping information which is then passed from AOL's centralized server unit to Advertiser for order fulfillment ("AOL Quick Checkout"). AOL will make all reasonable efforts to provide the tools for the Advertiser to enable the Affiliated Advertiser Sites with the AOL Quick Checkout technology and functionality. Collection, storage and disclosure of information which Advertiser provides to AOL, will be subject to AOL's privacy policy and all confidentiality requirements hereunder. To the extent that any Affiliated Advertiser Site includes AOL's Quick Checkout, Advertiser will ensure that the AOL Quick Checkout on any such Site is of equal placement and promotion prominence to other available payment options.

      6.4 MERCHANT CERTIFICATION PROGRAM. Advertiser will participate in any generally applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require Advertiser participants on the Shopping Channel on an ongoing basis to meet certain reasonable standards relating to provision of electronic commerce through the AOL Service, AOL.com and the CompuServe Service and may also require the payment of certain reasonable certification fees to AOL or its authorized agents or contractors operating the program.

      6.5 BIZRATE SURVEY. Advertiser agrees to (i) participate in the BizRate(R) Program, a service offered by Binary Compass Enterprises, Inc. (BCE), which provides opt-in satisfaction surveys to Users who purchase Products through such Affiliated Advertiser Sites or such other provider of such services as AOL may designate or approve from time to time, and (ii) provide a link to BizRate's then-current standard survey forms, or such other survey forms offered by any other party that AOL may reasonably designate or approve from time to time. Advertiser's participation shall be based upon a separate written agreement which Advertiser will enter into with BCE, or other such party reasonably designated or approved by AOL. Advertiser hereby authorizes BCE to provide to AOL any and all reports provided to Advertiser by BCE, or other third party providing such services, and agrees to provide written notice of such authorization to BCE, or such other third party.

      6.6 CUSTOMER SERVICE. It is the sole responsibility of Advertiser to provide customer service to persons or entities purchasing Products through the AOL Service, AOL.com or the CompuServe Service ("Customers"). Advertiser will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any Products offered, sold or licensed through each Advertiser Site, and AOL will have no obligations whatsoever with respect thereto. Advertiser will receive all emails from Customers via a computer available to Advertiser's customer service staff and generally respond to such emails within one business day of receipt. Advertiser will receive all orders electronically and generally process all orders within one business day of receipt, provided Products ordered are not advance order items. Advertiser will ensure that all

                                                               EXECUTION VERSION

      orders of Products are received, processed, fulfilled and delivered on a timely and professional basis. Advertiser will offer AOL Users who purchase Products through such Affiliated Advertiser Sites a money-back satisfaction guarantee. Advertiser will bear all responsibility for compliance with federal, state and local laws in the event that Products are out of stock or are no longer available at the time an order is received. Advertiser will also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for Products will be collected by Advertiser directly from customers. Advertiser's order fulfillment operation will be subject to AOL's reasonable review.

7.    CROSS-PROMOTION.

      A. Within each Affiliated Advertiser Site, Advertiser may include either of the following (collectively, the "AOL Promos"): (i) a prominent promotional banner or button (at least 90 x 30 pixels or 70 x 70 pixels in size) appearing on the first or other screens (as mutually agreed upon by Advertiser and AOL) of the Affiliated Advertiser Sites, to promote such AOL products or services as AOL may designate (for example, the America Online(R) brand service, the CompuServe(R) brand service, the AOL.com(R) site, any of the Digital City services or the AOL Instant Messenger(TM) service); or (ii) a prominent "Try AOL" feature (at least 90 x 30 pixels or 70 x 70 pixels in size) through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). Advertiser shall post (or update, as the case may
      be) the creative content supplied by AOL within the spaces for the AOL Promos within ten (10) days of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, Advertiser shall provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior month. In the event that AOL elects to serve the AOL Promos to any Affiliated Advertiser Site from an ad server controlled by AOL or its agent, Advertiser shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the Affiliated Advertiser Sites on which the AOL Promos will appear. In addition, within each Affiliated Advertiser Site, Advertiser shall provide prominent promotion for the keywords granted to Advertiser hereunder. To the extent that the foregoing programs result in subscribers (for three
      (3) consecutive months, exclusive of any standard free trial periods offered by AOL) to the America Online(R) brand service, AOL will pay Advertisers a fee equal to AOL's standard bounty fees for marketing relationships of this kind, taking into account all relevant costs.

      B. In Advertiser's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which Advertiser exercises at least partial editorial control, Advertiser will include specific references or mentions (verbally where possible) of the availability of the Affiliated Advertiser Sites through the AOL Service. Without limiting the generality of the foregoing, Advertiser's listing of the "URL" for any Advertiser Web Site will be accompanied by an equally prominent listing of the "keyword" term on AOL for the Affiliated Advertiser Sites (except in the event that the Advertiser's "URL" is the most or second-most prominently displayed item in a particular advertisement, in which case such restriction shall not apply). Advertiser will not implement or authorize any promotion similar in any respect (including, without limitation, in scope, purpose, amount, prominence or regularity) to the promotion required or provided pursuant to this Cross Promotion Section for any other entity reasonably construed to be competitive to AOL. In addition, in the event that Advertiser promotes any other interactive service in any of its advertisements described in this paragraph B, Advertiser shall ensure that AOL shall receive a promotion no less prominent than any such other interactive service in such advertisement.

8. REDESIGN. In the event that, at any time during any relevant display period, AOL redesigns, or modifies the organization, structure, "look and feel," navigation and other elements of the Shopping Channel or other AOL property on which Advertiser is to receive Permanent or Non-Permanent Advertisements pursuant to Exhibit A hereof, AOL shall provide Advertiser as its sole remedy, one comparable promotional placement for each such Advertisement upon which any such redesign or modification has a material adverse effect.

                                                               EXECUTION VERSION

9. SEARCH TERMS. To the extent that Advertiser has requested, or does in the future request, that Advertiser's Advertisements be displayed in connection with any particular search term(s) within an AOL product or service, such request shall constitute a representation and warranty by Advertiser that Advertiser has all consents, authorizations, approvals, licenses, permits, or other rights necessary for Advertiser to use such search term(s).

10. NAVIGATION. AOL will be entitled to establish navigational icons, links and pointers connecting the Affiliated Advertiser Sites (or portions thereof) with other content areas on or outside of the AOL Network. Additionally, in cases where an AOL User performs a search for Advertiser through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., Promotions, Keyword Search Terms, or any other similar promotions or navigational tools), AOL shall have the right to direct such AOL User to any Affiliated Advertiser Site, or any other Advertiser Interactive Site determined by AOL in its reasonable discretion.

11. KIDS ONLY AND TEENS PROMOTIONS. For every promotion, banner or button in the (i) Kids Only area, Advertiser will ensure that that all Content distributed on or through the Advertisements and any Advertiser Affiliated Site which is targeted to children's age groups, including but not limited to Content designated as such by AOL, complies with the AOL Kids Policy and (ii) AOL Teens Channel, Advertiser will ensure that all Content distributed on or through the Advertisements and any Affiliated Advertiser Site which is targeted to such teen age groups, including but not limited to Content designated as such by AOL, complies with the relevant AOL Young Teens and Mature Teens Policies (the Kids Policies, together with the Young Teens and Mature Teens Policies collectively referred to herein as the "Kids Policies") including (in each case) any viewruling obligations. Advertiser shall notify AOL in writing whenever it intends to distribute Advertising content for these age groups on or through any such Advertiser Affiliated Site to ensure proper age restriction categorization. Advertiser acknowledges and agrees that (i) any such promotion in the Kids Only area may require Advertiser to explicitly designate such promotion as an advertisement, or promotion, or any other term as designated by AOL at it sole discretion. Advertiser hereby acknowledges and agrees that all Advertiser promotions made pursuant to this Section shall comply with (i) AOL's Standard Ad Terms and Conditions appearing at keyword "Standard Ad Terms3" on the U.S.-based America Online brand service and at http://mediaspace.aol.com/adterms3.html, (ii) the Kids Policies and (iii) all applicable laws, rules and regulations related to the sale of the Advertiser Products (or the provision of related Content or services) to children and teens (collectively, the "Applicable Children's Laws"), and Advertiser hereby agrees to indemnify, defend and hold harmless AOL and its officers, directors, agents, affiliates, distributors, franchises and employees from and against any and all claims, actions, liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) that arise or are incurred in connection with any violation of such Standard Ad Terms, Kids Policies or Children's Laws. In the event that Advertiser violates any term of the Kids Policies or the Standard Ad Terms, AOL shall have the right, upon notice to MP, to suspend the display of the Non-Permanent and Permanent Advertisements, and to decrease on a PRO RATA basis the Impressions commitment hereunder until such time as Advertiser has corrected such non-compliance; PROVIDED, HOWEVER, that in such event, AOL will be relieved of the proportionate amount of any promotional and Impressions commitments made to MP by AOL hereunder corresponding to such decrease in (or suspension of) such promotion or Impressions during such period of non-compliance; PROVIDED, FURTHER, that in the event that Advertiser has failed to cure such non-compliance within thirty (30) days following notice by AOL, AOL shall have the right to terminate this Agreement immediately without further obligation or liability to Advertiser. In the event that Advertiser fails to comply with any Applicable Children's Law, AOL shall have the right to terminate this Agreement immediately.

12. CONTENT AND TRADEMARK LICENSE. Advertiser hereby grants AOL, during the Term, a non-exclusive, royalty-free worldwide license to market, license, distribute, reproduce, adapt, display, perform, transmit and promote, solely for the purposes set forth in this Agreement, all content offered through the Affiliated Advertiser Sites pursuant to this Agreement or otherwise provided by Advertiser or its agents in connection herewith (collectively, the "Licensed Content"), or any portion thereof, through such areas or features of the AOL Network as AOL deems appropriate; PROVIDED, HOWEVER, that (i) any such Licensed Content shall remain on, or contain a

                                                               EXECUTION VERSION

      link to the relevant Affiliated Advertiser Site; and (ii) any disaggregation of such Licensed Content by AOL shall not exceed in length that which is reasonably necessary to summarize the content (e.g, headline and/or sentence or abstract) on the relevant Affiliated Advertiser Site to which such disaggregated Licensed Content is linked. Any link to any Affiliated Advertiser Site shall be in the form of, or will contain, an Advertiser Mark (as defined below) or headline (or other portion of Licensed Content as permitted by clause (ii) above. In addition, AOL Users will have the right to access and use the Affiliated Advertiser Sites, Advertiser also hereby grants AOL, during the Term, a non-exclusive, royalty-free worldwide license to and right to use, solely for the purposes set forth in this Agreement, the trade names, trademarks and service marks of Advertiser (collectively, the "Marks") for which Advertiser holds all rights necessary for use in connection with this Agreement (including, without limitation, for the promotional purposes contemplated herein). AOL hereby acknowledges that Advertiser is the owner of the right to use the Marks and of other valuable property rights in the Marks and of the goodwill and reputation symbolized thereby, and that nothing contained herein shall constitute an assignment of the right to use the Marks or grant AOL any right, title or interest therein, except to use the Marks as set forth herein. AOL agrees that it will not contest Advertiser's ownership of the right to use the Marks, nor take any action in derogation of Advertiser's rights in the Marks or challenge the validity of the Marks, and that all goodwill and improved reputation generated by AOL's use of the Marks shall inure to the benefit of Advertiser. AOL acknowledges that, in order to protect Advertiser's valuable property rights in the Marks, Advertiser must control the quality and nature of the use of the Marks by AOL. Accordingly, AOL agrees that its use of the Marks shall be consistent with Advertiser's use of the Marks as communicated in writing by Advertiser to AOL in advance. Advertiser hereby agrees that AOL shall be entitled to use the Marks in online and offline promotional materials approved by Advertiser; PROVIDED, HOWEVER, that AOL's use of screen shots of the Affiliated Advertiser Sites for promotional purposes shall not require the approval of Advertiser. Advertiser warrants that the Products and other Licensed Content : (i) shall not infringe on or violate any copyright, trademark, U.S. patent, right of publicity or any other third party right, including without limitation, any music performance or other music-related rights; (ii) shall not violate AOL's then-applicable Terms of Service or any other standard, written AOL policy; and (iii) shall not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions.

13. REPRESENTATIONS AND WARRANTIES. For purposes of the Advertiser representations and warranties contained in Section 1 of the Standard Terms, the Parties hereby acknowledge and agree that the definition of the terms "Advertiser Content" contained therein (as such terms relate to such representations and warranties) shall be construed to include (i) not only any Advertisement (as defined therein) and any content or materials linked to any such Advertisement, but also (ii) any other pages of the Affiliated Advertiser Sites and all content, materials, advertisements and Products thereon.

                                                               EXECUTION VERSION

Exhibit D

                               OPERATING STANDARDS

1. GENERAL. The Affiliated Advertiser Sites (including the Products and other Content contained therein) will be in the top six (6) in the online teen and children's apparel industry, as determined by each of the following methods: (a) based on a cross-section of third-party reviewers who are recognized authorities in such industry and (b) with respect to all material quality averages or standards in such industry, including each of the following: (i) pricing and terms of Products, (ii) scope and selection of Products, (iii) quality of Products, (iv) customer service and fulfillment associated with the marketing and sale of Products and (v) ease of use and user interface of Affiliated Advertiser Sites. In addition, the Affiliated Advertiser Sites will, with respect to each of the measures listed above, be competitive in all respects with that which is offered by any Advertiser competitor.

2. AFFILIATED ADVERTISER SITES INFRASTRUCTURE. Advertiser will be responsible for all communications, hosting and connectivity costs and expenses associated with the Affiliated Advertiser Sites. Advertiser will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Affiliated Advertiser Sites from the AOL Network. Advertiser will design and implement the network between the AOL Service and Affiliated Advertiser Sites such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Affiliated Advertiser Sites from the AOL Network and
      (ii) no single line will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, Advertiser will provide AOL, upon request, with a detailed network diagram regarding the network infrastructure supporting the Affiliated Advertiser Sites. In the event that Advertiser elects to create a custom version of the Affiliated Advertiser Sites in order to comply with the terms of this Agreement, Advertiser will bear responsibility for all aspects of the implementation, management and cost of such customized site.

3. OPTIMIZATION; SPEED. Advertiser will use commercially reasonable efforts to ensure that: (a) the functionality and features within the Affiliated Advertiser Sites are optimized for the client software then in use by AOL Members; and (b) the Affiliated Advertiser Sites is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, Advertiser will ensure that the Affiliated Advertiser Sites' data transfers initiate within fewer than fifteen (15) seconds on average. Prior to commercial launch of any material promotions described herein, Advertiser will permit AOL to conduct performance and load testing of the Affiliated Advertiser Sites (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

4. USER INTERFACE. Advertiser will maintain a graphical user interface within the Affiliated Advertiser Sites that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to Advertiser's compliance with the preceding sentence.

5. TECHNICAL PROBLEMS. Advertiser agrees to use commercially reasonable efforts to address material technical problems (over which Advertiser exercises control) affecting use by AOL Members of the Affiliated Advertiser Sites (a "Advertiser Technical Problem") promptly following notice thereof. In the event that Advertiser is unable to promptly resolve a Advertiser Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to Advertiser hereunder until such time as Advertiser corrects the Advertiser Technical Problem at issue.

6. MONITORING. Advertiser will ensure that the performance and availability of the Affiliated Advertiser Sites is monitored on a continuous basis. Advertiser will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for Advertiser's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Affiliated Advertiser Sites.

7. TELECOMMUNICATIONS. The Parties agree to explore encryption methodology to secure data communications between the Parties' data centers. The network between the Parties will be configured such that no single

                                                               EXECUTION VERSION

      component failure will significantly impact AOL users. The network will be sized such that no single line runs at more than 70% average utilization for a 5-minute peak in a daily period.

8. SECURITY. Advertiser will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Affiliated Advertiser Sites. Advertiser will facilitate periodic reviews of the Affiliated Advertiser Sites by AOL in order to evaluate the security risks of such site. Advertiser will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

9.    TECHNICAL PERFORMANCE.

      i. Advertiser will design the Affiliated Advertiser Sites to support the AOL-client embedded versions of the Microsoft Internet Explorer
            3.0 and 4.0 browsers (Windows and Macintosh), the Macintosh version of the Microsoft Internet Explorer 3.0, and make commercially reasonable efforts to support all other AOL browsers listed at:
            "http://webmaster.info.aol.com/BrowTable.html."

      ii. To the extent Advertiser creates customized pages on the Affiliated Advertiser Sites for AOL Members, Advertiser will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at:
            "http://webmaster. info.aol.com/Brow2Text.html."

      iii. Advertiser will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

      iv. Advertiser will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing cached information listed at http://webmaster.info.aol.com.

      v. Prior to releasing material, new functionality or features through the Affiliated Advertiser Sites ("New Functionality"), Advertiser will use commercially reasonable efforts to either (i) test the New Functionality to confirm its compatibility with AOL Service client software or (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software.

AOL INTERNET SERVICES ADVERTISER SUPPORT. AOL will provide Advertiser with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Advertiser or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any Advertiser area other than the Affiliated Advertiser Sites. Support to be provided by AOL is contingent on Advertiser providing to AOL demo account information (where applicable), a detailed description of the Affiliated Advertiser Sites' software, hardware and network architecture and access to the Affiliated Advertiser Sites for purposes of such performance and load testing as AOL elects to conduct.